News Release
Contact: Dori Abel, VP of Investor Relations
866.475.0317 x11619
investorrelations@bridgepointeducation.com

Bridgepoint Education Reports Third Quarter 2018 Results

SAN DIEGO (November 8, 2018) - Bridgepoint Education (NYSE:BPI), a provider of postsecondary education services, today announced its results for the three and nine months ended September 30, 2018.
Financial Results for the Three Months Ended September 30, 2018
Revenue for the three months ended September 30, 2018 was $114.9 million, compared with revenue of $119.4 million for the three months ended September 30, 2017.
Operating income for the three months ended September 30, 2018 was $3.5 million, compared with operating loss of $1.5 million for the three months ended September 30, 2017.
Net income for the three months ended September 30, 2018 was $4.3 million, compared with net income of $39,000 for the three months ended September 30, 2017.
Diluted income per share for the three months ended September 30, 2018 was $0.16, compared with diluted income per share of $0.00 for the three months ended September 30, 2017.
The Company recognized an income tax benefit of $0.4 million for the three months ended September 30, 2018, compared with an income tax benefit of $1.2 million for the three months ended September 30, 2017.
Non-GAAP Financial Results for the Three Months Ended September 30, 2018
Non-GAAP operating income for the three months ended September 30, 2018 was $7.4 million, compared with non-GAAP operating income of $6.5 million for the three months ended September 30, 2017. Non-GAAP operating income for the three months ended September 30, 2018 excludes restructuring and impairment expenses of $1.2 million, as well as separation transaction costs of $2.6 million. There were restructuring and impairment expenses of $8.0 million for the three months ended September 30, 2017.
Non-GAAP net income for the three months ended September 30, 2018 was $8.0 million, compared with non-GAAP net income of $7.5 million for the three months ended September 30, 2017. Non-GAAP net income for the three months ended September 30, 2018 excludes a restructuring and impairment expenses of $1.2 million, separation transaction costs of $2.6 million and an income tax benefit of $0.2 million, primarily associated with a non-recurring income tax audit examination settlement. There were restructuring and impairment expenses of $8.0 million as well as the related income tax benefit of $0.6 million for the three months ended September 30, 2017.
Non-GAAP diluted income per share for the three months ended September 30, 2018 was $0.29, compared with non-GAAP diluted income per share of $0.25 for the three months ended September 30, 2017.
Financial Results for the Nine Months Ended September 30, 2018
Revenue for the nine months ended September 30, 2018 was $353.7 million, compared with revenue of $373.4 million for the nine months ended September 30, 2017.
Operating income for the nine months ended September 30, 2018 was $15.5 million, compared with operating income of $14.3 million for the nine months ended September 30, 2017.

Net income for the nine months ended September 30, 2018 was $23.8 million, compared with net income of $16.2 million for the nine months ended September 30, 2017.
Diluted income per share for the nine months ended September 30, 2018 was $0.87, compared with diluted income per share of $0.47 for the nine months ended September 30, 2017.
The Company recognized an income tax benefit of $7.5 million for the nine months ended September 30, 2018, compared with an income tax benefit of $0.7 million for the nine months ended September 30, 2017.
Non-GAAP Financial Results for the Nine Months Ended September 30, 2018
Non-GAAP operating income for the nine months ended September 30, 2018 was $24.3 million, compared with non-GAAP operating income of $22.3 million for the nine months ended September 30, 2017. Non-GAAP operating income for the nine months ended September 30, 2018 excludes a legal settlement charge of $0.1 million, restructuring and impairment charges of $3.8 million, as well as separation transaction costs of $4.9 million. There were restructuring and impairment charges of $8.0 million for the nine months ended September 30, 2017.
Non-GAAP net income for the nine months ended September 30, 2018 was $25.0 million, compared with non-GAAP net income of $23.6 million for the nine months ended September 30, 2017. Non-GAAP net income for the nine months ended September 30, 2018 excludes a legal settlement charge of $0.1 million, restructuring and impairment charges of $3.8 million, separation transaction costs of $4.9 million and an income tax benefit of $7.7 million. The income tax benefit is primarily associated with a non-recurring income tax audit examination settlements as well as tax deductions for refund claims for qualified production activities. There were restructuring and impairment charges of $8.0 million, as well as the related income tax benefit of $0.6 million for the nine months ended September 30, 2017.
Non-GAAP diluted income per share for the nine months ended September 30, 2018 was $0.91, compared with non-GAAP diluted income per share of $0.69 for the nine months ended September 30, 2017.
Balance Sheet and Cash Flow
As of September 30, 2018, the Company had combined cash, cash equivalents, restricted cash and investments of $190.7 million, compared with combined cash, cash equivalents, restricted cash and investments of $207.6 million as of December 31, 2017.
The Company used $10.7 million of cash in operating activities during the nine months ended September 30, 2018, compared with $16.7 million of cash used in operating activities during the nine months ended September 30, 2017.
Student Enrollment
Total student enrollment at the Company’s combined academic institutions was 39,584 students at September 30, 2018, compared with total student enrollment of 42,132 at September 30, 2017.
About Non-GAAP Financial Measures
This press release contains non-GAAP financial measures for non-GAAP operating income, non-GAAP net income and non-GAAP diluted income per share, which exclude legal settlement expense, restructuring and impairment charges, separation transaction costs, as well as certain income tax adjustments, as applicable. These non-GAAP financial measures are not prepared in accordance with U.S. generally accepted accounting principles (GAAP) and are not based on a comprehensive set of accounting rules. Management believes non-GAAP financial measures are useful in providing investors with an understanding of how specific line items in the consolidated statements of income are affected by items that may not be indicative of the operating results of the Company’s core business. To the extent that other companies use similar methods in calculating and reporting non-GAAP operating results, the Company believes provision of supplemental non-GAAP financial information allows for a meaningful comparison of the Company’s performance against the performance of other companies. The Company further believes that these non-GAAP financial measures provide useful information regarding its ongoing operating activities and business trends related to its results of operations, as well as a meaningful comparison with historical financial results. The Company’s management and board of directors utilize these non-GAAP financial measures, together with the Company’s financial statements prepared in accordance with GAAP, in developing operating budgets and evaluating the Company’s performance. These non-GAAP financial measures are intended to supplement GAAP financial information, and should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. In addition, these non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. Refer to the accompanying tables for a detailed reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures.
Earnings Conference Call and Webcast
Bridgepoint Education will host a conference call at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Standard Time) today to discuss its latest financial results and recent highlights. The dial-in number for callers in the United States and Canada is 866-859-7412, and the dial-in number for other callers is 832-900-4623. The access code for all callers is 7157708. A live broadcast of the call will also be available on the Company’s website at
http://ir.bridgepointeducation.com.

A replay of the call will be available via telephone through December 8, 2018. To access the replay, callers in the United States and Canada should dial 855-859-2056 and other callers should dial 404-537-3406, and enter the access code 7157708.
About Bridgepoint Education
Bridgepoint Education, Inc. (NYSE:BPI) harnesses the latest technology to reimagine the modern student experience through programs, technologies, and resources representing a unique model for advancing education in the 21st century. Bridgepoint stands for greater access, social learning, and exposure to leading minds. For more information, visit www.bridgepointeducation.com or www.facebook.com/BridgepointEducation.
Forward-Looking Statements
This news release may contain forward-looking statements which are not statements of historical fact and are subject to the Safe Harbor provisions created by the Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding management’s intentions, hopes, beliefs or expectations, and statements regarding the Company’s outlook for the remainder of 2018 and beyond. These forward-looking statements are based on current information and expectations and are subject to various risks and uncertainties. The Company’s actual performance or results may differ materially from those expressed in or suggested by such statements due to various factors, including without limitation: our ability to convert Ashford University into a not-for-profit university; the impact of the proposed conversion, and separation of the Company from its academic institutions to to become a technology services provider; the success of our marketing, technology and new program development initiatives, the success of our Education Partnership programs, the impact of our ongoing cost-reduction initiatives; our ability to comply with the extensive and continually evolving regulatory framework applicable to the Company and its institutions; adverse administrative, economic, legislative or regulatory changes affecting the Company and its institutions; the imposition of fines or other corrective measures against the Company’s institutions; the impact of competition in the postsecondary education market; recruiting costs and tuition rates; reputational and other risks related to potential compliance audits; regulatory or legal actions; negative publicity or service disruptions; and our ability to attract, recruit and retain students or develop new or expanded programs in a timely and cost-effective manner.
Additional information on factors that could cause actual plans implemented and actual results achieved to differ materially from those set forth in the forward-looking statements is included from time to time in the Company’s filings with the Securities and Exchange Commission (SEC), including, but not limited to, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 filed with the SEC on February 21, 2018, the Company’s quarterly reports on Form 10-Q and the Company’s current reports on Form 8-K which are available at www.bridgepointeducation.com. You should not place undue reliance on any forward-looking statements. Forward-looking statements are made on the basis of management’s good faith beliefs, expectations and assumptions regarding future events based on information available at the time such statements are made. Forward-looking statements speak only as of the date they are made. The Company assumes no obligation to update or revise any forward-looking statements to reflect actual results or any changes in assumptions, expectations or other factors affecting such forward-looking statements, except to the extent required by applicable securities laws.

BRIDGEPOINT EDUCATION, INC.
Condensed Consolidated Statements of Income
(Unaudited)
(In thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Revenue	$114,858	$119,367	$353,723	$373,438
Costs and expenses:
Instructional costs and services	54,470	57,756	165,318	181,943
Admissions advisory and marketing	41,902	43,669	129,971	132,133
General and administrative	13,731	11,441	39,028	37,019
Legal settlement expense	—	—	141	—
Restructuring and impairment expense	1,225	8,004	3,795	8,004
Total costs and expenses	111,328	120,870	338,253	359,099
Operating income (loss)	3,530	(1,503)	15,470	14,339
Other income, net	367	381	899	1,165
Income (loss) before income taxes	3,897	(1,122)	16,369	15,504
Income tax benefit	(408)	(1,161)	(7,464)	(718)
Net income	$4,305	$39	$23,833	$16,222

Income per share:
Basic	$0.16	$0.00	$0.88	$0.49
Diluted	$0.16	$0.00	$0.87	$0.47
Weighted average number of common shares outstanding used in computing income per share:
Basic	27,061	29,123	27,131	33,333
Diluted	27,589	29,671	27,532	34,193

BRIDGEPOINT EDUCATION, INC.
Condensed Consolidated Balance Sheets
(Unaudited)
(In thousands)

	September 30, 2018	December 31, 2017
ASSETS
Current assets:
Cash and cash equivalents	$163,091	$185,098
Restricted cash	25,444	20,428
Investments	2,203	2,065
Accounts receivable, net	33,566	27,077
Prepaid expenses and other current assets	20,361	22,388
Total current assets	244,665	257,056
Property and equipment, net	14,715	10,434
Goodwill and intangibles, net	13,332	14,593
Other long-term assets	3,030	5,456
Total assets	$275,742	$287,539

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$58,369	$71,165
Deferred revenue and student deposits	53,870	68,207
Total current liabilities	112,239	139,372
Rent liability	4,790	7,001
Other long-term liabilities	9,835	12,708
Total liabilities	126,864	159,081
Total stockholders’ equity	148,878	128,458
Total liabilities and stockholders’ equity	$275,742	$287,539

BRIDGEPOINT EDUCATION, INC.
Condensed Consolidated Statements of Cash Flows
(Unaudited)
(In thousands)

	Nine Months Ended September 30,
	2018	2017
Cash flows from operating activities:
Net income	$23,833	$16,222
Adjustments to reconcile net income to net cash used in operating activities:
Provision for bad debts	18,538	24,440
Depreciation and amortization	5,200	6,821
Amortization of premium/discount	—	20
Deferred income taxes	54	25
Stock-based compensation	3,590	2,834
Net gain on marketable securities	(63)	(193)
Reassessment of lease charges	1,864	5,829
Loss on disposal or impairment of fixed assets	334	66
Changes in operating assets and liabilities:
Accounts receivable	(27,713)	(32,286)
Prepaid expenses and other current assets	2,027	(1,081)
Other long-term assets	2,082	(3,164)
Accounts payable and accrued liabilities	(14,743)	(13,920)
Deferred revenue and student deposits	(14,801)	(12,952)
Other liabilities	(10,870)	(9,405)
Net cash used in operating activities	(10,668)	(16,744)
Cash flows from investing activities:
Capital expenditures	(1,696)	(2,876)
Purchases of investments	(1,050)	(83)
Capitalized costs for intangible assets	(700)	(438)
Sales of investments	975	—
Maturities of investments	—	22,725
Net cash (used in) provided by investing activities	(2,471)	19,328
Cash flows from financing activities:
Proceeds from exercise of stock options	455	3,799
Tax withholdings related to net issuance of stock options	(1,097)	—
Proceeds from the issuance of stock under employee stock purchase plan	98	141
Tax withholdings on issuance of stock awards	(884)	(1,762)
Repurchase of common stock	(2,424)	(152,000)
Net cash used in financing activities	(3,852)	(149,822)
Net decrease in cash, cash equivalents and restricted cash	(16,991)	(147,238)
Cash, cash equivalents and restricted cash at beginning of period	205,526	332,335
Cash, cash equivalents and restricted cash at end of period	$188,535	$185,097

BRIDGEPOINT EDUCATION, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited)
(In thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Operating Income (Loss) Reconciliation:
GAAP operating income (loss)	$3,530	$(1,503)	$15,470	$14,339
Legal settlement expense	—	—	141	—
Restructuring and impairment expense	1,225	8,004	3,795	8,004
Separation transaction costs	2,615	—	4,878	—
Non-GAAP operating income	$7,370	$6,501	$24,284	$22,343

Net Income Reconciliation:
GAAP net income	$4,305	$39	$23,833	$16,222
Legal settlement expense	—	—	141	—
Restructuring and impairment expense	1,225	8,004	3,795	8,004
Separation transaction costs	2,615	—	4,878	—
Income tax impacts	(159)	(590)	(7,695)	(590)
Non-GAAP net income	$7,986	$7,453	$24,952	$23,636

Diluted Income Per Share Reconciliation:
GAAP diluted income per share	$0.16	$0.00	$0.87	$0.47
Legal settlement expense	—	—	0.01	—
Restructuring and impairment expense	0.04	0.27	0.13	0.23
Separation transaction costs	0.10	—	0.18	—
Income tax impacts	(0.01)	(0.02)	(0.28)	(0.01)
Non-GAAP diluted income per share	$0.29	$0.25	$0.91	$0.69